Fees Summary	Feb. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,495,599.26
Previously Paid Amount	0.00
Total Fee Amount	4,211.44
Total Offset Amount	0.00
Net Fee	$ 4,211.44